                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2005

                         WARP TECHNOLOGY HOLDINGS, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-33197                   88-0467845
 ----------------------      ----------------------      ----------------------
(State of Incorporation)     (Commission File No.)              (I.R.S.
                                                                Employer
                                                             Identification
                                                                 Number)


               151 Railroad Avenue, Greenwich, Connecticut 06830
               -------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 422-2950
                                 --------------
              (Registrant's Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT TO GUPTA PURCHASE AGREEMENT.

         Warp Technology Holdings, Inc. ("Warp" or the "Company") has entered into a material agreement related to the acquisition of Gupta Technologies, LLC ("Gupta"), a software company producing secure, small-footprint, embeddable databases and enterprise application development tools.

         As previously reported, Warp Technology Holdings, Inc. ("Warp" or the "Company") has entered into that certain Purchase Agreement Assignment and Assumption (the "Assignment"), as of October 13, 2004, by and between ISIS Capital Management, LLC ("ISIS") and the Company. Under the Assignment, Warp acquired all of the rights and assumed all of the liabilities of the Purchaser under that certain Membership Interest Purchase Agreement (as amended by the Extension, the "Purchase Agreement") made and entered into as of September 2, 2004, by and between ISIS Capital Management, LLC (as the "Purchaser") and Gupta Holdings, LLC (the "Seller"). The Purchase Agreement was amended by that certain Extension Agreement (the "Extension"), by and between ISIS and the Seller, dated as of September 27, 2004, which was amended by that certain Amendment No. 1 To Extension Agreement made by and between ISIS and the Seller, as of the 13th day of October, 2004, and which was further amended by that certain Amendment No. 2 To Extension Agreement made by and between Warp and the Seller, as of December 8, 2004, and which was further amended by that certain Amendment No. 3 To Extension Agreement made by and between Warp and the Seller, as of January 3, 2005 (together, as amended, the "Extension").

         Warp and the Seller negotiated further changes to the Purchase Agreement, and entered into that certain Amendment to Membership Interest Purchase Agreement, as of January 31, 2005 (the "Amendment"). Under the Amendment, the purchase price for the acquisition of all of the membership interests in Gupta was amended from the purchase price set forth in the Purchase Agreement, and modified under the Extension. Under the Amendment, the purchase price was changed to provide for a total consideration paid to the Seller of $21,000,000, with no further purchase price adjustments. Previously, the purchase price was estimated to be a total of $23,500,000, comprised of the $20,000,000 purchase price, plus interest due on the unpaid amount of the purchase price (which was estimated to exceed $500,000), a working capital adjustment for any excess in the net working capital of Gupta on the Closing date compared to the net working capital shown on the unaudited pro forma consolidated balance sheet of Gupta dated May 31, 2004 (which was anticipated to exceed $1,500,000), and the $1,500,000 convertible promissory note issued by the Company to the Seller on December 8, 2004 (the "Original Gupta Note"). The Amendment provides for the amendment and restatement of the Original Gupta Note, into that certain Amended and Restated $1,500,000 Subordinated Secured Promissory Note issued by the Company to Gupta Holdings, LLC, on January 31, 2005 (the "Gupta Note").

FINANCING AGREEMENTS.

         SERIES C SUBSCRIPTION AGREEMENT.

         The Company entered into those certain Series C Subscription Agreements (collectively, the "Subscription Agreement"), as of January 31, 2005, by and between the Company and the Investors as identified therein (collectively, the "Investors"). Under the Subscription Agreement, the Company sold certain Series C Convertible Notes (the Series C Notes") which will be convertible into a new series of Preferred Stock, the "Series C Preferred Stock" with a par value of $.00001 per share, and Warrants to acquire Common Stock, par value $.00001 per share.

         Upon (i) the Closing of the acquisition of Gupta under the Purchase Agreement, and (ii) the effectiveness of the Amendment (as defined below) and the Certificate of Designations of the Series C Stock (the "Certificate"), all amounts due under the Series C Notes (principal and interest which accrues at 6% per annum) will automatically convert into (i) such number of Shares of Series C Stock equal to the amount due under the Series C Note divided by $1.00 (the "Closing Price"), and (ii) Warrants (the "Warrants") to acquire the number of shares of Common Stock equal to the number of Shares of Series C Stock.

         Upon receipt of the requisite stockholder consents, the Company will file an amendment to its Certificate of Incorporation (the "Amendment") authorizing sufficient Common Stock and Series C Stock as may be required to be issued under the Subscription Agreement. Upon the filing and effectiveness of the Amendment, the Company will file the Certificate of Designations (the "Certificate"), designating the rights, preferences and other terms of the Series C Stock.

         In the event that the Series C Notes are not converted by the maturity date (which is 45 days after the issue date, which was January 31, 2005), the Company will be required to pay to the Investors on such Maturity Date a penalty in cash equal to ten percent (10%) of the principal amount of the Series C Notes.

         The Series C Stock will be convertible into Common Stock at a conversion price (the "Applicable Conversion Price") that will initially be equal to the Closing Price, subject to adjustment pursuant to the anti-dilution protections described below, and other terms set forth in the Certificate.

         The holders of shares of Series C Stock will be entitled to receive dividends, at a 6% annual rate, payable quarterly in arrears in cash or, subject to standard certain conditions described in the Certificate, in shares of Common Stock.

         Any unconverted and non-redeemed Shares of Series C Stock outstanding on the third anniversary of the initial issuance of the Series C Stock, will be redeemed on that date, in cash, at a price per share equal to the Series C Face Amount, plus all accrued but unpaid dividends thereon. The "Series C Face Amount" shall be that price per Share equal to the Closing Price per Share, subject to equitable adjustment for all stock splits, stock dividends, or similar events involving a change in the capital structure of the Company.

         Warrants for 100% of the number of shares of Common Stock that the stated value of Series C Stock would buy at the Closing Price will be issued to the Investors upon conversion of the Series C Notes. The Warrants shall have an exercise price of $1.25. The Warrants shall have a five-year term.

         Investors in the Series C Notes, as well as the Senior Noteholders and the Subordinated Noteholders, as defined below, will have those registration rights described set forth in that certain Investors' Agreement (the "Investors' Agreement") entered into the 31st day of January, 2005 by and among the Company, and the persons listed on Exhibit A thereto. The Investors' Agreement provides that the Company will file to register the shares of Common Stock issuable upon conversion of the Series C Stock, issuable upon exercise of the Warrants, or issuable upon exercise of the Warrants issued to the Senior Noteholders and the Subordinated Noteholders (collectively, the "Conversion Shares").

         The Company agreed to file such registration statement within forty-five (45) days after the closing of the financing transactions, complete all required audits and make all related filings concerning the acquisition of Gupta. Within fifteen (15) days after the end of such 45-day period, the Company agreed to file a registration statement for the purpose of registering all of the Conversion Shares for resale, and to use its best efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission (the "SEC") at the earliest practicable date thereafter.

         If (i) the registration statement has not been filed with the SEC by the filing deadline or (ii) the registration statement has not been declared effective by the SEC before the date that is ninety (90) days after the filing deadline or, in the event of a review of the Registration Statement by the SEC, one hundred and twenty (120) days after the filing deadline, or (iii) after the registration statement is declared effective, the registration statement or related prospectus ceases for any reason to be available to the investors and noteholders as to all Conversion Shares the offer and sale of which it is required to cover at any time prior to the expiration of the effectiveness period (as defined in the Investors' Agreement) for an aggregate of more than twenty (20) consecutive trading days or an aggregate of forty (40) trading days (which need not be consecutive) in any twelve (12) month period, the Company will pay to the Investors an amount in cash equal to 2% of the Series C Face Amount of the Series C Preferred Stock and 2% of the face value of the Senior and Subordinated Notes, and will continue to pay such 2% monthly penalties every thirty days until such registration statement is filed, declared effective and available to the investors.

         In the event the Company issues, at any time while Shares of Series C Stock are still outstanding, shares of Common Stock or any type of securities convertible or exchangeable for, or otherwise giving a right to acquire, shares of Common Stock at a price below the Applicable Conversion Price, the Investor shall be extended full-ratchet anti-dilution protection on the Series C Stock and any Warrants outstanding at such time.

         For as long as any Shares of Series C Stock are outstanding, the Investors holding such Shares shall have a right of participation in any new equity fund raising offerings undertaken by the Company, pro rata in accordance with the Shares held.

         Provided that at least twenty-five percent (25%) of the initially issued shares of Series C Stock remain outstanding, the Company will not issue variable priced equity or variable priced equity linked securities, without the consent of the holders of a majority of the Series C Stock then outstanding.

         If the Company's market capitalization based on the shares of Common Stock outstanding (including all shares of Common Stock underlying the Shares of Series C Stock on an as converted basis) exceeds $50,000,000, the shares of Common Stock underlying the Series C Stock are registered, and the Company has an average daily trading volume for 20 consecutive trading days of 100,000 shares per day, then Company may require the holders of Series C Stock convert the Series C Stock into Common Stock at the then Applicable Conversion Price.

         SENIOR NOTE AND WARRANT PURCHASE AGREEMENT.

         The Company has entered into that certain Senior Note and Warrant Purchase Agreement (the "Senior Note Agreement"), as of January 31, 2005, by and among the Company and the Purchasers (the "Senior Noteholders") identified therein. Under the Senior Note Agreement, the Company sold Senior Secured Promissory Notes (the "Senior Notes") in the aggregate principal amount of $6,850,000. The Senior Note bear interest at an annual rate, equal to 10.0%, with interest payments due quarterly in arrears; (ii) will be due and payable in full at the maturity date, which will be six months after the closing of the Gupta Acquisition; and (iii) are secured by a security interest in substantially all of the Company's assets.

         In addition to the Senior Notes, subject to the filing of the Amendment, the Senior Noteholders received warrants to purchase shares of Warp common stock (the "Senior Lender Warrants"). Upon the effectiveness of the filing of the Amendment, the Senior Lender Warrants will be for an aggregate of 2,670,000 shares of Common Stock. The Warrants will have a strike price of $1.25, and will have a five year term.

         SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT.

         The Company has entered into that certain Subordinated Note and Warrant Purchase Agreement (the "Subordinated Note Agreement"), as of January 31, 2005, by and among the Company and the Purchasers (the "Subordinated Noteholders") identified therein. Under the Subordinated Note Agreement, the Company sold Subordinated Secured Promissory Notes (the "Subordinated Notes") in the aggregate principal amount of $4,000,000. For these purposes, the Subordinated Notes include the Gupta Note. The Subordinated Notes bear interest at an annual rate, equal to 10.0%, with interest payments due quarterly in arrears; (ii) will be due and payable in full at the maturity date, which will be two years (or with respect to the Gupta Note, one year) after the closing of the Gupta acquisition; and (iii) are secured by a security interest in substantially all of the Company's assets, subordinated to the security interest of the Senior Noteholders.

         The Subordinated Noteholders (other than the holder of the Gupta Note) have the right to convert all principal amounts due under the Subordinated Notes into such number of Shares of Common Stock equal to the principal amount due under the Series C Note divided by $1.00.

         In addition to the Subordinated Notes, subject to the filing of the Amendment, the Subordinated Noteholders received warrants to purchase shares of Warp common stock (the "Subordinated Lender Warrants"). Upon the effectiveness of the filing of the Amendment, the Subordinated Lender Warrants will be for an aggregate of 2,500,000 shares of Common Stock. The Warrants will have a strike price of $1.25, and will have a five year term.

         COLLATERAL AND SECURITY AGREEMENTS.

         In order to secure the payments under the Senior Notes and the Subordinated Notes, the Company has entered into the Senior Security Agreement, the Subordinated Security Agreement, the Collateral Agency Agreement, and the Intercreditor and Subordination Agreement all of which are attached hereto as Exhibits. In addition, the Company's subsidiaries Warp Solutions, Inc., and, upon the closing of the acquisition, Gupta, have each entered into the Senior Subsidiary Security Agreement, the Subordinated Subsidiary Security Agreement, the Senior Guaranty, the Subordinated Guaranty, the Collateral Agency Agreement, and the Intercreditor and Subordination Agreement all of which are attached hereto as Exhibits. Also, the Company and such Subsidiaries have entered into that certain Post Closing Agreement, undertaking to complete certain matters concerning the security interests and rights granted to the Noteholders and the Collateral Agent.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  COMPLETION OF ACQUISITION

         (a)

         Pursuant to the Purchase Agreement described above, on January 31, 2005, the Company completed the acquisition of all of the membership interests in Gupta, from the Seller.

         (b)

         In acquiring the membership interests in Gupta Technologies, LLC, Gupta has become a direct subsidiary of the Company, and Gupta's subsidiaries have become indirect subsidiaries of the Company.

         (c)

         The Seller was Gupta Holdings, LLC, a Delaware limited liability company. Prior to the transactions effected under the Purchase Agreement, pursuant to which the Seller became an owner of certain of the Company's securities, the Seller had no relationship to the Company.

         (d)

         Under the Purchase Agreement, as amended by the Extension and the Amendment, the total consideration paid to the Seller of $21,000,000, consisting of: (i) Fifteen Million Seven Hundred Fifty Thousand Dollars ($15,750,000) (the "Cash Payment"), against which the Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) previously paid to Seller as a non-refundable fee pursuant to the Extension Agreement was credited; (ii) $750,000 Senior Note and related Senior Lender Warrant; (iii) $1,500,000 Gupta Note; (iv) $2,000,000 Series C Note; and (v) the Company's provision of a $1,000,000 Secured Promissory Note issued by an Investor, ISIS Capital Management, LLC ("ISIS") to the Seller (which ISIS agreed to issue in exchange for a $1,000,000 Series C Note from the Company). ISIS is a limited liability company whose managing members are Rodney
A. Bienvenu, Jr. ("Bienvenu"), the Company's Chief Executive Officer and Chairman of the Company's Board of Directors, and Ernest C. Mysogland ("Mysogland"), the Executive Vice President and Chief Legal Officer of the Company.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         As disclosed above in Item 1.01, on January 31, 2005 the Company entered into agreements pursuant to which it sold Series C Notes, which are convertible into Series C Stock, and Warrants to acquire Common Stock. The Company issued total aggregate principal amount of Series C Notes equal to $8,475,000. In addition, certain notes in the aggregate principal amount of $2,250,000 issued previously by the Company in order to fund the Non-Refundable Fees paid to the Seller (which were credited against the purchase price at the closing of the acquisition of Gupta), were converted into an aggregate of $2,409,253 of Series C Notes. Upon the effectiveness of the filing of the Amendment and the Certificate, all amounts of principal and interest due under the Series C Notes will convert into shares of Series C Stock, plus Warrants. Accordingly, the Company will issue a minimum of 10,884,253 shares of Series C Stock (which will be convertible into an equal number of shares of the Company's Common Stock) plus such additional amount necessary to convert any accrued interest on the Series C Notes. In addition, such Investors will receive Warrants to purchase 10,844,253 shares of Common Stock.

         As disclosed above in Item 1.01, on January 31, 2005 the Company entered into a Senior Note Agreement, pursuant to which it sold Senior Notes and Senior Lender Warrants. The Senior Lender Warrants allow the Senior Noteholders to acquire, in the aggregate, 2,670,000 shares of Common Stock (subject to the effectiveness of the Amendment), at an exercise price of $1.25 per share.

         As disclosed above in Item 1.01, on January 31, 2005 the Company entered into a Subordinated Note Agreement, pursuant to which it sold Subordinated Notes and Subordinated Lender Warrants. The Subordinated Lender Warrants allow the Subordinated Noteholders to acquire, in the aggregate, 2,500,000 shares of Common Stock (subject to the effectiveness of the Amendment), at an exercise price of $1.25 per share. In addition, the Subordinated Noteholders (other than the holder of the Gupta Note) have the right to convert all principal amounts due under the Subordinated Notes into such number of Shares of Common Stock equal to the principal amount due under the Series C Note divided by $1.00. Accordingly, the Subordinated Noteholders have the right to convert their Subordinated Notes into 2,500,000 shares of Common Stock.

         In connection with the various sales of the Series C Notes, the Senior Notes and the Subordinated Notes, the Company has incurred brokers or finders fees and commissions of a total of $833,250 and warrants (subject to the effectiveness of the Amendment) to acquire 903,250.

All of these sales of securities were made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof.

ITEM 9.01 UNREGISTERED SALES OF EQUITY SECURITIES

         (c)  Exhibits.

Exhibit
Number                                 Description Of Document
-------                                -----------------------
4.03#                                  Form of Amended and Restated $1,500,000
                                       Subordinated Secured Promissory Note
                                       issued by the Company to Gupta Holdings,
                                       LLC, on January 31, 2005.

4.04#                                  Form of Senior Secured Promissory Note
                                       issued January 31, 2005 by the Company
                                       under the Senior Note and Warrant
                                       Purchase Agreement, by and between the
                                       Company and the Purchasers identified
                                       therein.

4.05#                                  Form of Initial Warrant and Additional
                                       Warrant to be issued under the Senior
                                       Note and Warrant Purchase Agreement, by
                                       and between the Company and the
                                       Purchasers identified therein.

4.06#                                  Form of Subordinated Secured Promissory
                                       Note issued January 31, 2005 by the
                                       Company under the Subordinated Note and
                                       Warrant Purchase Agreement, by and
                                       between the Company and the Purchasers
                                       identified therein.

4.07#                                  Form of Warrant to be issued under the
                                       Subordinated Note and Warrant Purchase
                                       Agreement, by and between the Company and the

Exhibit
Number                                 Description Of Document
-------                                -----------------------
                                       Purchasers identified therein.

4.08#                                  Form of Convertible Promissory Note
                                       issued January 31, 2005 by the Company
                                       pursuant to the Subscription Agreement by and between the Company and the Investors identified therein.

10.31*                                 Purchase Agreement Assignment and
                                       Assumption as of October 13, 2004, by and between ISIS Capital Management, LLC and
                                       Warp Technology Holdings, Inc., including
                                       Membership Interest Purchase Agreement,
                                       Extension Agreement, and Amendment No. 1 to Extension Agreement, incorporated by reference to Exhibit 10.31 to the Quarterly Report on Form 10-QSB filed by the Company on November 15, 2004.

10.33#                                 Amendment No. 2 to Extension Agreement,
                                       by and between the Company and Gupta
                                       Holdings, LLC.

10.34#                                 Amendment No. 3 to Extension Agreement,
                                       by and between the Company and Gupta
                                       Holdings, LLC.

10.35#                                 Amendment to Membership Interest Purchase
                                       Agreement, made and entered into as of
                                       January 31, 2005, by and between the
                                       Company and Gupta Holdings, LLC.

10.36#                                 Form of Series C Subscription Agreement
                                       entered into January 31, 2005 by and
                                       between the Company and the Investors as identified therein.

10.37#                                 Investors' Agreement entered into the
                                       31st day of January, 2005 by and among
                                       the Company, and the persons listed on
                                       Exhibit A thereto.

10.38#                                 Senior Note and Warrant Purchase
                                       Agreement, as of January 31, 2005, by and among the Company and the Purchasers identified therein.

10.39#                                 Subordinated Note and Warrant Purchase
                                       Agreement, as of January 31, 2005, by and among the Company and the Purchasers identified therein.

10.40#                                 Senior Security Agreement, dated as of
                                       January 31, 2005, between the Company and
                                       Collateral Agent (as defined therein).

10.41#                                 Senior Security Agreement, dated as of
                                       January 31, 2005, between Warp Solutions,
                                       Inc. and Collateral Agent (as defined
                                       therein).

10.42#                                 Senior Security Agreement, dated as of
                                       January 31, 2005, between Gupta
                                       Technologies, LLC and Collateral Agent
                                       (as defined therein).

Exhibit
Number                                 Description Of Document
-------                                -----------------------
10.43#                                 Senior Guaranty, dated as of January 31,
                                       2005, between Warp Solutions, Inc. and
                                       Collateral Agent (as defined therein).

10.44#                                 Senior Guaranty, dated as of January 31,
                                       2005, between Gupta Technologies, LLC and
                                       Collateral Agent (as defined therein).

10.45# Subordinated Security Agreement, dated as of January 31, 2005, between the Company and Collateral Agent (as defined therein).

10.46#                                 Subordinated Subsidiary Security
                                       Agreement, dated as of January 31, 2005, between Warp Solutions, Inc. and
                                       Collateral Agent (as defined therein).

10.47#                                 Subordinated Subsidiary Security
                                       Agreement, dated as of January 31, 2005, between Gupta Technologies, LLC and
                                       Collateral Agent (as defined therein).

10.48#                                 Subordinated Guaranty, dated as of
                                       January 31, 2005, between Warp Solutions,
                                       Inc. and Collateral Agent (as defined
                                       therein).

10.49#                                 Subordinated Guaranty, dated as of
                                       January 31, 2005, between Gupta
                                       Technologies, LLC and Collateral Agent
                                       (as defined therein).

10.50# Intercreditor and Subordination Agreement dated as of January 31, 2005, by and among: the Subordinated Noteholders, the
                                       Senior Noteholders, the Company, Warp
                                       Solutions, Inc., Gupta Technologies,
                                       LLC, and the Collateral Agent (as such
                                       terms are defined therein).

10.51#                                 Collateral Agency Agreement made as of
                                       January 31, 2005 by and among the
                                       Collateral Agent (as defined therein) and the Noteholders (as defined therein).

10.52#                                 Post Closing Agreement, dated as of
                                       January 31, 2005, by and among the Credit
                                       Parties and the Collateral Agent (as such terms are defined therein).

*     Incorporated herein by reference.

#     Filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2005

WARP TECHNOLOGY HOLDINGS, INC.

By: /s/ Ernest C. Mysogland

------------------------------

Name: Ernest C. Mysogland

Title: Executive Vice President,
Chief Legal Officer and Secretary